Confirming Copy of
                                                           Filing March 4, 1996

                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report                                              February 28, 1996

                              HOLLYWOOD TRENZ, INC.
             (Exact Name of Registrant as specified in its charter)

Delaware                            0-23258                  59-2839130
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)          Identification No.)

                             3471 N. Federal Highway
                                    Suite 501
                            Ft. Lauderdale, FL 33306
                     (Address of principal executive office)

Registrant's telephone number,
including area code:                                          (954) 568-0433




          (Former name or former address, if changed since last report)




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ITEM 1   CHANGES IN CONTROL OF REGISTRANT
         Not applicable

ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

     On February 28, 1996, the Registrant transferred and assigned to Conectisys Corporation (formerly BDR Industries, Inc.) 300,000 shares of common stock, no par value, of Conectisys Corporation in exchange for the transfer and assignment by Conectisys Corporation to the Registrant of 600,000 shares of common stock, par value $.0001 per share, of the Registrant pursuant to a Letter Agreement dated February 8, 1996 between the Registrant and Conectisys Corporation.

ITEM 3   BANKRUPTCY OR RECEIVERSHIP
         Not applicable

ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         Not applicable

ITEM 5   OTHER EVENTS
         Not applicable

ITEM 6   RESIGNATION OF REGISTRANT'S DIRECTORS
         Not applicable

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.
             1. Letter Agreement dated February 8, 1996 between Hollywood
                Trenz, Inc. and Conectisys Corporation.

ITEM 8   CHANGE IN FISCAL YEAR
         Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD TRENZ, INC.
(Registrant)


By:      /s/ Robert E. Burton, Jr.
         -------------------------
         Robert E. Burton, Jr.
         Vice Chairman and Chief Operating Officer

Date:  February  28, 1996